U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:   April 27, 2000 (as amended May 8, 2000)
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                            www.eBIZnet.com, Inc.
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           (Exact name of registrant as specified in its charter)


   Florida                                               65-0725217
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(State or other jurisdiction                         (IRS Employer
  of incorporation)                                   Identification No.)


                            1450 South Dixie Highway
                           Boca Raton, Florida  33432
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                   (Address of principal executive offices)


Issuer's telephone number, including area code:   (561)447-8804
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Item 4.  Changes in Registrant's Certifying Accountants

In its April 27, 2000 8-K filing the Company inadvertantly stated that "There were no adverese opinions, disclaimers of opinions, or modification of opinions as to uncertainty, audit scopes, or accounting principles issued by Michael J. Bongiovanni, CPA for either of the two most recent fiscal years." The statement was incorrect with regard to opinions as to uncertainty.

The Company's previous accountant, Michael J. Bongiovanni, CPA did issue a going concern paragraph as to uncertainty in his opinion rendered
June 5, 1999, with regard to the Company's financial statements for the periods ended December 31, 1998 and March 31, 1999.

Item 7. Financial Statements and Exhibits

--Exhibit 16  Previous Accountant's response letter

Previous accountant's response letter to the Company's statements in Item 4 of its April 27, 2000 8-K filing is set forth in Exhibit 16.



                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                            www.eBIZnet.com, Inc.
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                                               (Registrant)


Date:  May 8, 2000                          Willis Hale
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                                                (Signature)
                                           Willis Hale, President